                                                                    EXHIBIT 10.1

-----------------------------------------------------------------------------------------------------------------------------------
           AWARD/CONTRACT                     1. THIS CONTRACT IS A RATED ORDER         RATING        PAGE OF PAGES
                                              UNDER DPAS (15 CFR 350)                          DO-A7    1       16
-----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (PROC. INST. IDENT.) NO.          3. EFFECTIVE DATE         4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
             F30602-02-C-0030                  15 FEB 2002                                      See Section G
-----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY   AFRL/IFKD                        CODE  FAB750            6.  ADMINISTERED BY (IF OTHER THAN ITEM 5)   CODE  SO513A
USAF, AFMC                                            ------            DCMA SANTA ANA                                     ------
AIR FORCE RESEARCH LABORATORY                                           34 CIVIC CENTER PLZ
26 ELECTRONIC PARKWAY                                                   ROOM 813A
ROME NY 13441-4514                                                      SANTA ANA CA 92701
MARIE E. VISCELLI    (315) 330-1954
Marie.Viscelli@rl.af.mil
                                                                        SCD: C     PAS:(NONE)
-----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (NO, STREET, CITY, COUNTY, STATE AND ZIP CODE)   8. DELIVERY

IRVINE SENSORS CORPORATION                                                          [ ] FOB Origin     [X] Other (see below)
3001 REDHILL AVE BLDG 4                                                           -------------------------------------------------
COSTA MESA CA 92626                                                                9. DISCOUNT FOR PROMPT PAYMENT
 (714) 444-8760                                                                     N

                                                                                  -------------------------------------------------
                                                                                   10. SUBMIT INVOICES            ITEM
                                                                                   (4 COPIES UNLESS OTHERWISE
--------------------------------------------------------------------------------   SPECIFIED) TO                    See Block
 CAGE CODE 54266                              FACILITY CODE                        THE ADDRESS SHOWN IN:                  12
-----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR              CODE                           12. PAYMENT WILL BE MADE BY     CODE               HQO339
                                          ---------------------  DFAS-CO/WEST ENTITLEMENT OPER              -----------------------
See Section F                                                    P O BOX 182381
                                                                 COLUMBUS OH 43218-2381

                                                                 EFT: T
-----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETI-              14. ACCOUNTING AND APPROPRIATION DATA
    TION:                                                        See Section G

-----------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.                   15B. SUPPLIES/SERVICES           15C. QUANTITY       15D. UNIT    15E. UNIT PRICE    15F. AMOUNT
  See Section B

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 15G. TOTAL AMOUNT OF CONTRACT   $   749,777.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                        16. Table Of Contents
-----------------------------------------------------------------------------------------------------------------------------------
     SEC               DESCRIPTION                   PAGE(S)      SEC               DESCRIPTION                             PAGE(S)
-----------------------------------------------------------------------------------------------------------------------------------
                  PART I - THE SCHEDULE                                       PART II - CONTRACT CLAUSES
-----------------------------------------------------------------------------------------------------------------------------------
 [X]  A    SOLICITATION/CONTRACT FORM                  1      []   I    CONTRACT CLAUSES                                      12
-----------------------------------------------------------------------------------------------------------------------------------
 [X]  B    SUPPLIES OR SERVICES AND PRICES/COSTS       2            PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
-----------------------------------------------------------------------------------------------------------------------------------
 [X]  C    DESCRIPTION/SPECS./WORK STATEMENT           4      []   J    LIST OF ATTACHMENTS                                   16
-----------------------------------------------------------------------------------------------------------------------------------
 [X]  D    PACKAGING AND MARKING                       5              PART IV - REPRESENTATIONS AND INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------------------------------
 [X]  E    INSPECTION AND ACCEPTANCE                   6           K    REPRESENTATIONS, CERTIFICATIONS AND
------------------------------------------------------------            OTHER STATEMENTS OF OFFERORS
 [X]  F    DELIVERIES OR PERFORMANCE                   7
-----------------------------------------------------------------------------------------------------------------------------------
 [X]  G    CONTRACT ADMINISTRATION DATA                9           L    INSTRS., CONDS., AND NOTICES TO
-----------------------------------------------------------------------------------------------------------------------------------
 [X]  H    SPECIAL CONTRACT REQUIREMENTS               11          M    EVALUATION FACTORS FOR AWARD
-----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------------

17.    [X]  Contractor's Negotiated Agreement                 18.  [ ] Award (Contractor is not required to sign this document).
(Contractor is required to sign this document and             Your offer on Solicitation Number ___ including the additions or
return 1 copies to issuing office.) Contractor                changes made by you which additions or changes set forth in full
       -                                                      above, is hereby accepted as to items listed above and on any
agrees to furnish and deliver all items or perform            continuation sheets. This award consummates the contract which
all services set forth or otherwise identified above          consists of the following documents: (a) the Government's solicitation
and on any continuation sheets for the consideration          and your offer, and (b) this award/contract. No further contractual
stated herein. The rights and obligations of the              document is necessary.
parties to this contract shall be subject to and
governed by the following documents: (a) this
award/contract, (b) the solicitation, if any, and
(c) such provisions, representations, certifications,
and specifications, as are attached or incorporated by
reference herein. (Attachments are listed herein.)
-----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                 20A. NAME OF CONTRACTING OFFICER
JOHN C. CARSON                                                RENEE F. ARCURI
CHIEF OPERATING OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                   19C. Date Signed     20B. United States of America                 20C. Date Signed
                                          05 February 2002
 by /s/ JOHN C. CARSON                                         by /s/ Renee F. Arcuri                        15 FEB 2002
  ---------------------------------------                         ------------------------------------------
(signature of person authorized to sign)                           (signature of Contracting Officer)
-----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                                                                    STANDARD FORM 26 (Rev 4-85)
Previous Editions unusable                                                                 Prescribed by GSA FAR (48 CFR) 53.214(a)
ConWrite Version 4.2.3                                                                               Created 16 Jan 2002   2:03 PM

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
================================================================================

                                               QTY                    Unit Price
ITEM     SUPPLIES OR SERVICES                  Purch Unit      Total Item Amount
--------------------------------------------------------------------------------
0001                                           1                 EST $749,777.00
                                               LO                EST $749,777.00
         Noun:                   MODULE/TEST
         ACRN:                   9
         NSN:                    N -  Not Applicable
         Contract type:          U - COST PLUS FIXED FEE
         Inspection:             DESTINATION
         Acceptance:             DESTINATION
         FOB:                    DESTINATION
         Descriptive Data:

         A. Module/Test in accordance with paragraph 4.0 of Attachment No. 1, Statement of Work entitled "Stacked Adaptive Computing Module" dated 28 January 2002.

         B. Payment instructions for the subline items shown below are contained in Section G.

000101
         Noun:                   Funding Info Only
         ACRN:                   AA                $375,000.00
         Descriptive Data:

         AA - $375,000.00

0002
         Noun:                   DATA
         Exhibit:                A
         NSN:                    N - Not Applicable
         DD1423 is Exhibit:      A
         Descriptive Data:

         Data in accordance with Exhibit A, Contract Data Requirements List dated 28 January 2002. Quantity and delivery schedule shall be as specified on Exhibit A.

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
================================================================================

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT
-----------------------------------------------------------------------------
CLAUSES
-------

5352.232-9001      IMPLEMENTATION OF LIMITATION OF FUNDS (AFMC) (JUL 1997)
                   Para (a), CLINs: '0001 and 0002'
                   Para (a), Time Period ("through" date): '30 SEP 2002'
                   Para (a), Sum allotted to this contract and available for payment of costs is '$350,472.00'
                   Para (b), Additional amount obligated is  '$24,528.00'
                   Para (b), CLINS: '0001 and 0002'

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT
-----------------------------------------------------------------------------
CLAUSES IN FULL TEXT
--------------------

5352.216-9001 PAYMENT OF FEE (AFMC)(CPFF)(JUL 1997)

The estimated cost and fee for this contract are shown below. The applicable fixed fee or target fee set forth below may be increased or decreased only by negotiation and modification of the contract for added or deleted work. As determined by the contracting officer, it shall be paid as it accrues, in regular installments based upon the percentage of completion of work (or the expiration of the agreed-upon period(s) for term contracts).

Estimated Cost $700,079.00
Fee $49,698.00

PART I - THE SCHEDULE
SECTION C - DESCRIPTION/SPECS./WORK STATEMENT
================================================================================

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT
-----------------------------------

C003   INCORPORATED DOCUMENTS/REQUIREMENTS (APR 1998)

1. The following documents, as they may be amended below, are a part of this contract:

   (a) Attachment No. 1, Statement of Work entitled, "Stacked Adaptive Computing Module", dated 28 January 2002.

   (b) Exhibit A entitled "Contract Data Requirements List," dated 28 January 2002.

PART I - THE SCHEDULE
SECTION D - PACKAGING AND MARKING
================================================================================

NO CLAUSES OR PROVISIONS IN THIS SECTION

PART I - THE SCHEDULE
SECTION E - INSPECTION AND ACCEPTANCE
================================================================================

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES
--------------------------------------------------

52.246-08      INSPECTION OF RESEARCH AND DEVELOPMENT -- COST-REIMBURSEMENT (MAY
               2001)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES
---------------------------------------------------------------------

252.246-7000   MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT
-----------------------------------

E007 INSPECTION AND ACCEPTANCE AUTHORITY (APR 1998)

Inspection and acceptance for all Contract and Exhibit Lines or Subline Items shall be accomplished by the Program Manager, Air Force Research Laboratory, Rome, NY.

PART 1 - THE SCHEDULE
SECTION F - DELIVERIES OR PERFORMANCE
================================================================================

                                                     SHIP      MARK     TRANS
ITEM         SUPPLIES SCHEDULE DATA   QTY            TO        FOR      PRI              DATE
---------------------------------------------------------------------------------------------

0001                                  1              FA8750                             ASREQ

             Noun:                    MODULE/TEST
             ACRN:                    9
             Descriptive Data:

             Delivery twenty-four (24) months after contract effective date.

             A Kickoff Meeting shall be held at AFRL Rome NY within 30 days after contract effective date.

             Interim Test at AFRL coordinated between Contractor and Government

             SHIP HARDWARE TO:

                    ATTN: Transportation Officer, FA8750
                    Air Force Research Laboratory/IFOLSX
             Marked For: AFRL/IFTC/V. ROSS/4384
             Contract No.: F30602-02-C-0030
                    120 Electronic Parkway
                    Rome NY 13441-4503

PART I - THE SCHEDULE
SECTION F - DELIVERIES OR PERFORMANCE
================================================================================

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES
-----------------------------------------------

52.242-15        STOP-WORK ORDER (AUG 1989) - ALTERNATE I (APR 1984)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT
-----------------------------------

F005 DELIVERY OF REPORTS (OCT 1998)

         (a) All data shall be delivered in accordance with the delivery schedule shown on the Contract Data Requirements List, attachments, or as incorporated by reference.

         (b) All reports and correspondence submitted under this contract shall include the contract number and project number and be forwarded prepaid. A copy of the letters of transmittal shall be delivered to the Procuring Contracting Officer (PCO) and Administrative Contracting Officer (ACO). The addresses are set forth on the contract award cover page. All other address(es) and code(s) for consignee(s) are as set forth in the contract or incorporated by reference.

PART 1 - THE SCHEDULE
SECTION G -  CONTRACT ADMINISTRATION DATA
================================================================================

                                                                             Obligation
ACRN      Appropriation/Lmt Subhead/Supplemental Accounting Data                 Amount
---------------------------------------------------------------------------------------
AA                                                                          $375,000.00
          57    23600 292 4702 663005 000000 24149 65502F 503000 F03000
          Funding breakdown:       On CLIN 000101:   $375,000.00
          PR/MIPR:                 FA87500204149     $375,000.00
          Descriptive data:
          Job Order No.:  30052204
          Purchase Request No.: T-2-4149

PART 1 - THE SCHEDULE
SECTION G - CONTRACT ADMINISTRATION DATA
================================================================================

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT
-----------------------------------

G006 INVOICE AND PAYMENT - COST REIMBURSEMENT (FEB 1997)

Invoices (or public vouchers), supported by a statement of cost for performance under this contract, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) office. Under the provisions of DFARS 242.803(b), the DCAA auditor, is designated as the authorized representative of the contracting officer (CO) for examining vouchers received directly from the contractor.

PART I - THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS
--------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

A. OTHER CONTRACT CLAUSES IN FULL TEXT
--------------------------------------

H025 INCORPORATION OF SECTION K (OCT 1998)

Section K of the solicitation is hereby incorporated by reference.

IFK-H001 RECEIVING REPORT (DD FORM 250) MAILING ADDRESS (JAN 2002)

(a) Submit original DD Form(s) 250 for all items deliverable under this contract (e.g., hardware, software, services, exhibit line items unless otherwise specified on the Contract Data Requirements List (CDRL)), etc.) to the following address:

          Air Force Research Laboratory/IFTM
          FURTHER MARKED FOR: IFTC/V. Ross/4384
          32 Brooks Road
          Rome NY 13441-4114

          (b) In addition, a copy of the DD Form 250 shall accompany each shipment for all deliverable items unless otherwise specified on the CDRL. Shipment addresses are specified in Section F of the schedule and/or on the CDRL.

          (c) PROCESSING STATUS. Any inquiry as to the processing status of a DD Form 250 should be made to the following office:

          Air Force Research Laboratory/IFTM
          32 Brooks Road
          Rome NY 13441-4114
          Telephone: (315) 330-3067

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

Contract Clauses in this section are from the FAR, Defense FAR Sup, Air Force FAR Sup, and the Air Force Materiel Command FAR Sup, and are current through the following updates:

Database_Version: 4.2.x.300; Issued: 1/22/2002; Clauses: are up-to-date through:; FAR: FAC 2001-03 (2001-02 Partial); DFAR: DCN20011206; DL.: DL 98-021;
Class Deviations: CD 2001o0002; AFFAR: 1996 Edition; AFMCFAR: AFMCAC 97-8; AFAC:
AFAC 96-4; IPN: 98-009

1. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES
--------------------------------------------------

52.202-01         DEFINITIONS (MAY 2001)
52.203-03         GRATUITIES (APR 1984)
52.203-05         COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-06         RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)
52.203-07         ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-08         CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR
                  IMPROPER ACTIVITY (JAN 1997)
52.203-10         PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-I2         LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS
                  (JUN 1997)
52.204-04         PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)
52.209-06         PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH
                  CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL
                  1995)
52.211-15         DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)
52.215-02         AUDIT AND RECORDS -- NEGOTIATION (JUN 1999)
52.215-08         ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT (OCT 1997)
52.215-10         PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (OCT 1997)
52.215-12         SUBCONTRACTOR COST OR PRICING DATA (OCT 1997)
52.215-14         INTEGRITY OF UNIT PRICES (OCT 1997) - ALTERNATE I (OCT 1997)
52.215-15         PENSION ADJUSTMENTS AND ASSET REVERSIONS (DEC 1998)
52.215-18         REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB)
                  OTHER THAN PENSIONS (OCT 1997)
52.215-19         NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)
52.216-07         ALLOWABLE COST AND PAYMENT (MAR 2000)
52.216-08         FIXED FEE (MAR 1997)
52.219-08         UTILIZATION OF SMALL BUSINESS CONCERNS (OCT 2000)
52.222-02         PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)
                  Para (a), Dollar amount is 'zero'
52.222-03         CONVICT LABOR (AUG 1996)
52.222-21         PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
52.222-26         EQUAL OPPORTUNITY (FEB 1999)
52.222-35         AFFIRMATIVE ACTION FOR DISABLED VETERANS AND VETERANS OF THE
                  VIETNAM ERA (APR 1998)
52.222-36         AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)
52.222-37         EMPLOYMENT REPORTS ON DISABLED VETERANS AND VETERANS OF THE
                  VIETNAM ERA (JAN 1999)
52.223-06         DRUG-FREE WORKPLACE (MAY 2001)
52.225-13         RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (JUL 2000)
52.227-01         AUTHORIZATION AND CONSENT (JUL 1995) - ALTERNATE I (APR 1984)

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

52.227-02         NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT
                  (AUG 1996)
52.227-11         PATENT RIGHTS -- RETENTION BY THE CONTRACTOR (SHORT FORM) (JUN 1997)
                  Para (1), Communications: 'All documents and information required by the patent rights and/or patent reporting clauses set forth in Section I of this contract shall be submitted to the
                  Administrative Contracting Officer and to Air Force Research Laboratory/IFOJ, 26 Electronic
                  Parkway, Rome NY 13441-4514. The AFRL/IFOJ patent administrator can be reached at Area
                  Code (315)330-2087 or DSN 587-2087. This notice also constitutes a request (see FAR 52.227-
                  12(f)(10) or DFARS 252.227-7039(c), as applicable) for submission of a copy of the patent application, when filed, along with the patent application serial number, filing date, subsequent
                  U.S. patent number and issue date, as received.'
52.228-07         INSURANCE -- LIABILITY TO THIRD PERSONS (MAR 1996)
52.232-09         LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
52.232-17         INTEREST (JUN 1996)
52.232-22         LIMITATION OF FUNDS (APR 1984)
52.232-23         ASSIGNMENT OF CLAIMS (JAN 1986) - ALTERNATE I (APR 1984)
52.232-25         PROMPT PAYMENT (MAY 2001)
                  Para (b)(1), Contract financing payments shall be made on the 'thirtieth (30th)'
52.232-33         PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRACTOR
                  REGISTRATION (MAY 1999)
52.233-01         DISPUTES (DEC 1998)
52.233-03         PROTEST AFTER AWARD (AUG 1996) - ALTERNATE I (JUN 1985)
52.242-01         NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
52.242-03         PENALTIES FOR UNALLOWABLE COSTS (MAY 2001)
52.242-04         CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)
52.242-13         BANKRUPTCY   (JUL 1995)
52.243-02         CHANGES -- COST-REIMBURSEMENT (AUG 1987) - ALTERNATE V (APR 1984)
52.244-02         SUBCONTRACTS (AUG 1998) - ALTERNATE I (AUG 1998)
                  Para (e), Contractor shall obtain the Contracting Officer's written consent before placing the following subcontracts: 'None'
                  Para (k), the following subcontracts which were evaluated during negotiations: 'None'
52.244-05         COMPETITION IN SUBCONTRACTING (DEC 1996)
52.244-06         SUBCONTRACTS FOR COMMERCIAL ITEMS (MAY 2001)
52.245-05         GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR
                  LABOR-HOUR CONTRACTS) (DEVIATION) (JAN 1986)
52.246-23         LIMITATION OF LIABILITY (FEB 1997)
52.247-01         COMMERClAL BILL OF LADING NOTATIONS (APR 1984)
52.247-67         SUBMISSION OF COMMERCIAL TRANSPORTATION BILLS TO THE GENERAL
                  SERVICES ADMINISTRATION FOR AUDIT (JUN 1997)
52.249-06         TERMINATION (COST-REIMBURSEMENT) (SEP 1996)
52.249-14         EXCUSABLE DELAYS (APR 1984)
52.253-01         COMPUTER GENERATED FORMS (JAN 1991)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES
---------------------------------------------------------------------

252.203-7001      PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-
                  CONTRACT-RELATED FELONIES (MAR 1999)
252.204-7003      CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)
252.204-7004      REQUIRED CENTRAL CONTRACTOR REGISTRATION (NOV 2001)
252.205-7000      PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC 1991)
252.209-7000      ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER
                  THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF)TREATY (NOV 1995)
252.209-7004      SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE
                  GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)
252.215-7000      PRICING ADJUSTMENTS (DEC 1991)
252.215-7002      COST ESTIMATING SYSTEM REQUIREMENTS (OCT 1998)


PART I1 - CONTRACT CLAUSES
SECTION 1 - CONTRACT CLAUSES
--------------------------------------------------------------------------------

252.225-7012      PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (AUG 2000)
252.225-7026      REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES (JUN
                  2000)
252.225-7031      SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)
252.226-7001      UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC
                  ENTERPRISES-DOD CONTRACTS (SEP 2001)
252.227-7016      RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
252.227-7018      RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER
                  SOFTWARE-SMALL BUSINESS INNOVATION RESEARCH (SBIR) PROGRAM (JUN 1995)
252.227-7019      VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE (JUN 1995)
252.227-7030      TECHNICAL DATA--WITHHOLDING OF PAYMENT (MAR 2000)
252.227-7034      PATENTS--SUBCONTRACTS (APR 1984)
252.227-7036      DECLARATION OF TECHNICAL DATA CONFORMITY (JAN 1997)
252.227-7037      VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (SEP 1999)
252.227-7039      PATENTS--REPORTING OF SUBJECT INVENTIONS (APR 1990)
252.231-7000      SUPPLEMENTAL COST PRINCIPLES   (DEC 1991)
252.235-7010      ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995)
                  Para (a), name of contracting agency(ies): 'Air Force Research Laboratory'
                  Para (a), contract number(s): 'F30602-02-C-0030'
                  Para (b), name of contracting agency(ies): 'United States Air Force'
252.235-7011      FINAL SCIENTIFIC OR TECHNICAL REPORT (SEP 1999)
252.242-7000      POSTAWARD CONFERENCE (DEC 1991)
252.243-7002      REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)
252.244-7000      SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD
                  CONTRACTS) (MAR 2000)
252.247-7023      TRANSPORTATION OF SUPPLIES BY SEA (MAR 2000)
252.247-7024      NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (MAR 2000)

C. AIR FORCE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES
-----------------------------------------------------------------------

5352.235-9000     SCIENTIFIC/TECHNICAL INFORMAT1ON (STINFO) (MAY 1996)

D. AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT
--------------------------------------------------------------------------------
CLAUSES
-------

5352.228-9001     INSURANCE CLAUSE IMPLEMENTATION (AFMC) (JUL 1997)
5352.235-9000     SMALL BUSINESS INNOVATION RESEARCH (SBIR) PHASE I AND PHASE I1
                  CONTRACT REQUIREMENTS (AFMC) (JUL 1997)
                  FY: '02'
                  Applicable Regulations By Paragraph Number and Title'

                    (a) Definition. "United States", as used in this clause, means the fifty states, the Territories and possessions of the United States, the Commonwealth of Puerto Rico, the Commonwealth of the
                  Northern Mariana Islands, the Trust Territory of the Pacific Islands, and the District of Columbia.

                    (b) Primary Employment. The primary employment of the principal investigator must be with the small business firm during the conduct of the contract. Primary employment means that more than one-half of the principal investigator's time is spent with the small business.  Primary employment with a small business concern precludes full-time employment at another organization.

                    (c) Purchase Of Equipment. It is the sense of Congress that an entity that is awarded a contract under the SBIR Program of a federal agency under Section 9 of the Small Business Act should, when purchasing any equipment or a product with funds provided through the contract, purchase only American-made equipment and products, to the extent possible in keeping with the overall purposes of that program.

PART II - CONTRACT CLAUSES
SECTION 1 - CONTRACT CLAUSES
================================================================================

                     (d) Requirements. A minimum of two-thirds of the research and or analytical effort required to perform the work specified in the attached Statement of Work (or Contractor's proposal, if incorporated herein by reference) shall be performed by the Contractor in the United States.'

11. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

FEDERAL ACOUISITION REGULATION CONTRACT CLAUSES IN FULL TEXT
------------------------------------------------------------

52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
http://farsite.hill.af.mil/

52.252-06 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

          (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

          (b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
SECTION J - LIST OF ATTACHMENTS
================================================================================

DOCUMENT       PGS     DATE           TITLE
--------------------------------------------------------------------------------

EXHIBIT A      4      28 JAN 2002    Contract Data Requirements List (CDRL)

ATTACHMENT 1   6      28 JAN 2002    Statement of Work entitled STACKED ADAPTIVE
                                     COMPUTING MODULE

===================================================================================================================================
            CONTRACT DATA REQUIREMENTS LIST                                                      Form Approved
                     (1 Data Item)                                                               OMB No. 0704-0188
===================================================================================================================================
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget. Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
===================================================================================================================================
A. CONTRACT LINE ITEM NO.                      B. EXHIBIT                                     C. CATEGORY:
CLIN 0002                                      A                                              TDP     TM-       OTHER MGMT
-----------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.                             F. CONTRACTOR
STACKED ADAP COMP MOD                          F30602-02-C-0030                               T-2-4149
-----------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.         2 TITLE OF DATA ITEM                                           3. SUBTITLE
A001                     PROGRAM PROGRESS REPORT
-----------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)  5. CONTRACT REFERENCE                           6. REQUIRING OFFICE
DI-MGMT -80555                                PARAGRAPH 4.1.6.1 OF THE SOW                    AFRL/IFTC
-----------------------------------------------------------------------------------------------------------------------------------
7. DD250 REQ           9. DIST STATEMENT  10. FREQUENCY        12. DATE OF FIRST       14.            DISTRIBUTION
                       REQUIRED                                    SUBMISSION           -------------------------------------
SEE BLOCK 16                              SEE BLOCK 16         SEE BLOCK 16                                    b. COPIES
---------------------                     -----------------------------------------------------------------------------------------
8. APP CODE                               11. AS OF DATE       13. DATE OF SUBSEQUENT
                           TBD                                     SUBMISSION           a.   ADDRESSEE        Draft       Final
                                                                                                                       ------------
       N                                  SEE BLOCK 16         SEE BLOCK 16                                             Reg   Repro
-----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS:                                                                                   AFRL/IFTC           0      1      0
                                                                                              -------------------------------------
CONTRACTOR FORMAT IS ACCEPTABLE. PREFER ELECTRONIC                                             AFRL/IFKD           0      1      0
DELIVERY IN MICROSOFT OFFICE SUITE COMPATIBLE FORMAT OR RTF.                                  -------------------------------------
                                                                                               ACO                 0      1      0
THE CONTRACTOR SHALL SUBMIT THE FIRST STATUS REPORT WITHIN                                    -------------------------------------
FORTY(40)DAYS AFTER CONTRACT AWARD AND MONTHLY                                                 SEE ALSO
THEREAFTER VIA LETTER OF TRANSMITTAL.                                                         -------------------------------------
                                                                                               BLOCK 16
                                                                                              -------------------------------------

COORDINATE THE DELIVERY MEDIA WITH THE ADMINISTRATIVE                                         -------------------------------------
CONTRACTING OFFICER (ACO) IDENTIFIED ON THE SF 26, BLOCK 6.
                                                                                              -------------------------------------
INCLUDE THIS ITEM ON THE FINAL DD FORM 250.
                                                                                              -------------------------------------
                                                                                               15. TOTAL           0      3      0
-----------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                  H. DATE                     I. APPROVED BY                                         J. DATE
DONALD R. LUBECKI               28 JAN 2002                 VIRGINIA W. ROSS                                       28 JAN 2002
-----------------------------------------------------------------------------------------------------------------------------------

DD Form 1423-1. SEP 97 (EG)(Computer Generated) PREVIOUS EDITIONS ARE OBSOLETE                           Page   1   of   4   Pages
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

===================================================================================================================================
            CONTRACT DATA REQUIREMENTS LIST                                                      Form Approved
                     (1 Data Item)                                                               OMB No. 0704-0188
===================================================================================================================================
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188). Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
===================================================================================================================================
A. CONTRACT LINE ITEM NO.                   B. EXHIBIT                  C. CATEGORY:
CLIN 0002                                   A                           TDP     TM-       OTHER ADMN
-----------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                              E. CONTRACT/PR NO.          F. CONTRACTOR
STACKED ADAP COMP MOD                       F30602-02-C-0030            T-2-4149
-----------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.         2 TITLE OF DATA ITEM                        3. SUBTITLE
A002                     PRESENTATION MATERIAL
-----------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)    5. CONTRACT REFERENCE                         6. REQUIRING OFFICE
DI-ADMN-81373                                   PARAGRAPH 4.1.6.3 OF THE SOW                  AFRL/IFTC
-----------------------------------------------------------------------------------------------------------------------------------
7. DD250 REQ           9. DIST           10. FREQUENCY     12. DATE OF FIRST SUBMISSION       14.          DISTRIBUTION
                       STATEMENT                                                              -------------------------------------
                       REQUIRED
SEE BLOCK 16                             SEE BLOCK 16      SEE BLOCK 16                                         b. COPIES
---------------------                    ------------------------------------------------------------------------------------------
8. APP CODE                              11. AS OF DATE    13. DATE OF SUBSEQUENT
                           TBD                                 SUBMISSION                      a. ADDRESSEE      Draft     Final
                                                                                                                       ------------
       N                                 SEE BLOCK 16      SEE BLOCKK 16                                                Reg   Repro
-----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                                    AFRL/IFTC           1      1      0
BLOCK 2 AND 4, REFERENCE DD FORM 1664 OR FACSIMILE, TAILORING:
WHEN DIRECTED BY THE GOVERNMENT, PROVIDE 8 x 10 INCH GLOSSY                                   -------------------------------------
PRINT OF GOVERNMENT SELECTED VIEWGRAPHS PREPARED UNDER
PARAGRAPH 10.1                                                                                -------------------------------------

THE CONTRACTOR SHALL SUBMIT DRAFT PRESENTATION MATERIAL                                       -------------------------------------
WITHIN THREE (3) DAYS PRIOR TO EACH PRESENTATION VIA E-MAIL.                                  -------------------------------------

COORDINATE THE NUMBER OF COPIES AND DELIVERY MEDIA REQUIRED                                   -------------------------------------
FOR EACH PRESENTATION WITH THE REQUIRING OFFICE.
                                                                                              -------------------------------------
INCLUDE THIS ITEM ON THE FINAL DD FORM 250.
                                                                                              -------------------------------------
                                                                                               15. TOTAL           1      1      0
-----------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                  H. DATE                     I APPROVED BY                                          J. DATE

-----------------------------------------------------------------------------------------------------------------------------------

DD Form 1423-1. SEP 97 (EG)(Computer Generated) PREVIOUS EDITIONS ARE OBSOLETE                            Page   2   of   4   Pages
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

===================================================================================================================================
            CONTRACT DATA REQUIREMENTS LIST                                                      Form Approved
                     (1 Data Item)                                                               OMB No. 0704-0188
===================================================================================================================================
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188). Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
===================================================================================================================================
A. CONTRACT LINE ITEM NO.                   B. EXHIBIT                  C. CATEGORY:
CLIN 0002                                   A                           TDP     TM-       OTHER MISC
-----------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                              E. CONTRACT/PR NO.                                F. CONTRACTOR
STACKED ADAP COMP MOD                       F30602-02-C-0030                                  T-2-4149
-----------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.         2 TITLE OF DATA ITEM                                           3. SUBTITLE
A003                     TECHNICAL INFORMATION REPORT                                   COMMERCIALIZATION REPORT
-----------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)  5. CONTRACT REFERENCE                           6. REQUIRING OFFICE
DI-MISC-80652/T                               PARAGRAPH 4.1.6.4 OF THE SOW                    AFRL/IFTC
-----------------------------------------------------------------------------------------------------------------------------------
7. DD250 REQ           9. DIST         10. FREQUENCY        12. DATE OF FIRST SUBMISSION      14.           DISTRIBUTION
                       STATEMENT                                                              -------------------------------------
                       REQUIRED
SEE BLOCK 16                           2TIME                SEE BLOCK 16                                         b.   COPIES
---------------------                  --------------------------------------------------------------------------------------------
8. APP CODE                            11. AS OF DATE       13. DATE OF SUBSEQUENT
                           N/A                                 SUBMISSION                     a. ADDRESSEE    Draft     Final
                                                                                                                     --------------
       N                               0                    SEE BLOCK 16                                             Reg     Repro
-----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                                    SEE BLK 16
                                                                                              -------------------------------------
BLOCKS 2 AND 4 - REFERENCE DATA ACQUISITION DOCUMENT, DATA
ITEM DESCRIPTION, DD FORM 1664, BLOCK 10: PARAGRAPHS 10.3.4 AND                               -------------------------------------
10.3.5 ONLY APPLY TO THIS REQUIREMENT.
                                                                                              -------------------------------------
CONTRACTOR FORMAT IS SUFFICIENT.
                                                                                              -------------------------------------
THE CONTRACTOR SHALL SUBMIT THIS DATA ITEM WITHIN TWELVE (12)
MONTHS AFTER CONTRACT AWARD AND AGAIN AT THE END OF THE                                       -------------------------------------
CONTRACT PERIOD.
                                                                                              -------------------------------------
SUBMIT EACH DELIVERY ELECTRONICALLY TO THE FOLLOWING WWW
URL: http://dodsbir.net/companycommercialization/                                             -------------------------------------

INCLUDE THIS ITEM ON THE FINAL DD FORM 250.                                                   -------------------------------------

IT IS DESIRED BY THE GOVERNMENT FOR THE CONTRACTOR TO                                         -------------------------------------
VOLUNTARILY SUBMIT AN UPDATE TO THIS DOCUMENT TWELVE (12)
MONTHS AFTER COMPLETION OF THIS EFFORT ELECTRONICALLY TO                                      -------------------------------------
THE LOCATION LISTED HEREIN.
                                                                                              -------------------------------------
REFER QUESTIONS TO THE DOD SBIR/STR HELP DESK AT (800)382-4634.
                                                                                              -------------------------------------
                                                                                               15. TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                  H. DATE                     I. APPROVED BY                                          J. DATE

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DD Form 1423-1, SEP 97 (EG)(Computer Generated) PREVIOUS EDITIONS ARE OBSOLETE                           Page   3   of   4   Pages
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

===================================================================================================================================
            CONTRACT DATA REQUIREMENTS LIST                                                      Form Approved
                     (1 Data Item)                                                               OMB No. 0704-0188
===================================================================================================================================
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204. Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
===================================================================================================================================
A. CONTRACT LINE ITEM NO.                   B. EXHIBIT                             C. CATEGORY:

CLIN 0002                                   A                                      TDP            TM-                OTHER MISC
-----------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                              E. CONTRACT/PR NO.                     F. CONTRACTOR

STACKED ADAP COMP MOD                       F30602-02-C-0030                       T-2-4149
-----------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.      2 TITLE OF DATA ITEM                                      3. SUBTITLE
A004                  SCIENTIFIC AND TECHNICAL REPORTS                          FINAL
-----------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.) 5. CONTRACT REFERENCE                         6. REQUIRING OFFICE
DI-MISC-80711A/T                             PARAGRAPH 4.1.6.2 OF THE SOW                   AFRL/IFTC
-----------------------------------------------------------------------------------------------------------------------------------
7. DD250 REQ     9. DIST             10. FREQUENCY       12. DATE OF FIRST SUBMISSION      14.           DISTRIBUTION
                 STATEMENT                                                                -----------------------------------------
                 REQUIRED
     DD                              ONE/R               SEE BLOCK 16                                     b.   COPIES
---------------                      ----------------------------------------------------------------------------------------------
8. APP CODE                          11. AS OF DATE       13. DATE OF SUBSEQUENT
                 TBD                                          SUBMISSION                     a. ADDRESSEE        Draft     Final
                                                                                                                       ------------
       A                             0                    SEE BLOCK 16                                                  Reg   Repro
-----------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                                    AFRL/IFOIP                 4     1
                                                                                              -------------------------------------
REFERENCE ANSI Z39.18-1995: PAGE 3, TABLE 1; AND PAGE 18 - 20, PARAGRAPHS 5.3 -  5.4

INCLUDE A COVER AND REPORT DOCUMENTATION PAGE.                                                -------------------------------------
                                                                                               SEE BLK 16
PREPARE REPORT ON WHITE 8 1/2"  X 11"  BOND PAPER. MARGIN REQUIREMENTS ARE 1"
TOP, 1 1/2" BOTTOM, AND A MINIMUM OF 1" RIGHT AND LEFT.                                       -------------------------------------

PAGE NUMBERS ARE TO BE CENTERED AT THE BOTTOM OF EACH PAGE.                                   -------------------------------------

FOR CLASSIFIED REPORTS, BOTTOM OF UPPER CLASSIFICATION MARKING WILL BE 3/4"                   -------------------------------------
FROM TOP OF PAGE; BOTTOM OF LOWER CLASSIFICATION MARKING WILL BE 1/2" FROM
BOTTOM OF PAGE.                                                                               -------------------------------------

THE CONTRACTOR SHALL SUBMIT FOUR (4) HARD COPIES AND ONE (1) IBM PERSONAL                     -------------------------------------
COMPUTER COMPATIBLE FORMAT DISK (PREFER MICROSOFT WORD OR RICH TEXT (RTF)
FILE FORMAT) THIRTY (30) DAYS AFTER COMPLETION OF CLlN 0001 TO:                               -------------------------------------

AFRL/IFOIP (STINFO)                                                                           -------------------------------------
26 ELECTRONIC PARKWAY
ROME NY 13441-4514                                                                            -------------------------------------

THE GOVERNMENT WILL PROVIDE THE REPORT NUMBER AND DISTRIBUTION STATEMENT                      -------------------------------------
AFTER SUBMISSION OF THE REPORT. WITHIN FORTY (40) DAYS AFTER RECEIPT
THEREOF, THE STINFO OFFICE WILL FORWARD ONE (1) CORRECTED (MARKED-UP) COPY                    -------------------------------------
(OR WRITTEN DIRECTIONS FOR REQUIRED CORRECTIONS) TO THE CONTRACTOR FOR
CORRECTIONS. WITHIN THIRTY (30) DAYS AFTER RECEIPT, THE CONTRACTOR SHALL                      -------------------------------------
ACCOMPLISH THE CORRECTIONS AND RETURN ONE (1) CORRECTED DISK AND THE
ORIGINAL MARKED-UP COPY TO AFRL/IFOIP.                                                        -------------------------------------

REPRODUCTION AND DISTRIBUTION CONTROL OF THIS DOCUMENT WILL BE THE                            -------------------------------------
RESPONSIBILITY OF THE PROCURING ACTIVITY. OTHER MARKINGS WILL BE APPLIED
AFTER RECEIPT OF THE DELIVERABLE DATA BY AFRL. SUBMISSION OF THE FINAL                        -------------------------------------
UPDATED REPORT TO AFRL/lFOlP SATISFIES THE REQUIREMENT AT DFARS 252.235-7011
TO SUBMIT FINAL REPORTS TO DTIC.                                                              -------------------------------------
                                                                                               15. TOTAL                  4     1
-----------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                  H. DATE                     I. APPROVED BY                                          J. DATE

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DD Form 1423-1. SEP 97 (EG)(Computer Generated) PREVIOUS EDITIONS ARE OBSOLETE                        Page   4   of   4   Pages
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